UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 31, 2019

Oil-Dri Corporation of America
(Exact name of registrant as specified in its charter)

Delaware	001-12622	36-2048898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Michigan Avenue Suite 400 Chicago, Illinois	60611-4213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(312) 321-1515

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 31, 2019, Oil-Dri Corporation of America (the “Company”) entered into a successor credit arrangement with BMO Harris Bank N.A. (formerly known as Harris N.A.) (“BMO Harris”) by executing a written amendment (the “Fifth Amendment”) to its $25,000,000 unsecured revolving credit agreement with BMO Harris (as amended, the “Credit Agreement”). The Credit Agreement was previously scheduled to expire on December 4, 2019. The Fifth Amendment, which contains certain customary representations and warranties, extends the maturity date of the Credit Agreement for an additional five years, to January 31, 2024 and increases the amount the Company may borrow from BMO Harris from time to time to up to forty-five million dollars ($45,000,000). In addition, the Fifth Amendment revises certain rates and guarantees under the Credit Agreement (as the result of revising the Applicable Margin as defined under the Credit Agreement). The foregoing summary is qualified in its entirety by reference to the full and complete Fifth Amendment and Annex A thereto that are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibits

10.1	Fifth Amendment, dated as of January 31, 2019 to the Credit Agreement by and among Oil-Dri Corporation of America, the Guarantors, and BMO Harris Bank N.A. dated as of January 27, 2006.
10.2	Annex A to the Fifth Amendment to Credit Agreement: Credit Agreement by and among Oil-Dri Corporation of America, the Guarantors, and BMO Harris Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Laura G. Scheland
Laura G. Scheland
Vice President, General Counsel and Secretary

Date:  January 31, 2019